SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 9, 2004
                                                   -----------------


                       SANGUI BIOTECH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

                                    Colorado
         (State or other jurisdiction of Incorporation or organization)

    000-21271                                            84-1330732
------------------------                     -------------------------------
(Commission File Number)                    (IRS. Employer Identification No.)

                Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                              011-49-2302-915-204
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 4.01.  Changes In Registrant's Certifying Accountant.

     (a) Previous Independent Accountants.

          (i) On September 9, 2004, Corbin & Company, LLP was dismissed as the Company's independent accountants.

          (ii) None of the reports of Corbin & Company, LLP (formerly Corbin & Wertz, LLP as it relates to the fiscal year ended June 30, 2002) on the financial statements for the fiscal years ended June 30, 2002 and 2003, contained an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was recommended and approved by the Company's board of directors.

          (iv) During the years ended June 30, 2002 and 2003 and through September 9, 2004, there were no disagreements with Corbin & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Corbin & Company, LLP's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's financial statements for such years.

          (v) During the fiscal years ended June 30, 2002 and 2003 and through September 9, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(l)(v)).

     (b) Newly Engaged Independent Accountants.

          On September 9, 2004, the Company engaged HJ & Associates, LLC, as its new independent accountant. Through September 9, 2004, neither the Company nor anyone on its behalf consulted HJ & Associates, LLC, regarding (i) the application of accounting principles to any transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered by HJ & Associates, LLC, on the Company's financial statements.

Item 9.01. Financial Statements and Exhibits.

        (c)    Exhibits.

               16.1 Letter of Corbin & Company, LLP dated December 7, 2004 to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                        Sangui Biotech International, INC.
                                        (Registrant)


Date: December 10, 2004                 /S/ Wolfgang Barnikol
                                        ---------------------------------------
                                        By: Wolfgang Barnikol
                                        Its:  President, CEO and CFO